                                                                      EXHIBIT 99

                         FORM 4 JOINT FILER INFORMATION

Name:                                           COCONUT PALM CAPITAL INVESTORS
II, INC.

                                                The General Partner of the
Designated Filer

Address:                                        c/o Coconut Palm Capital
Investors II, Ltd.
                                                595 South Federal Highway, Suite
600
                                                Boca Raton, FL 33432

Designated Filer:                               Coconut Palm Capital Investors
II, Ltd.

Issuer and Ticker Symbol:                       SUNAIR SERVICES CORPORATION [
SNR ]

Date of Event Requiring Statement:              December 12, 2007

Signature:                                      By: /s/ Richard C. Rochon
                                                     --------------------------
                                                Richard C. Rochon, President

Name:                                           RICHARD C. ROCHON

                                                An officer, director and the
sole owner of
                                                Coconut Palm Capital Investors
II, Inc., the
                                                General Partner of the
Designated Filer, and
                                                a director of the Issuer.

Address:                                        c/o Coconut Palm Capital
Investors II, Ltd.
                                                595 South Federal Highway, Suite
600
                                                Boca Raton, FL 33432

Designated Filer:                               Coconut Palm Capital Investors
II, Ltd.

Issuer and Ticker Symbol:                       SUNAIR SERVICES CORPORATION [
SNR ]

Date of Event Requiring Statement:              December 12, 2007

Signature:                                      /s/ Richard C. Rochon
                                                    ---------------------
                                                Richard C. Rochon

Name:                                           MARIO FERRARI

                                                An officer and director of
Coconut Palm Capital
                                                Investors II, Inc., the General
Partner of the
                                                Designated Filer, and a director
of the Issuer.

Address:                                        c/o Coconut Palm Capital
Investors II, Ltd.
                                                595 South Federal Highway, Suite
600
                                                Boca Raton, FL 33432

Designated Filer:                               Coconut Palm Capital Investors
II, Ltd.

Issuer and Ticker Symbol:                       SUNAIR SERVICES CORPORATION [
SNR ]

Date of Event Requiring Statement:              December 12, 2007

Signature:                                      /s/ Mario Ferrari
                                                    -----------------
                                                Mario Ferrari